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EXELIXIS, INC.

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On May 15, 2023, Exelixis, Inc. distributed the following investor presentation:

Investor Update May 2023 Exhibit 1

Forward-Looking Statements This presentation, including any oral presentation accompanying it, contains forward-looking statements, including, without limitation, statements related to: Exelixis’ commitment to creating long-term, sustainable value for shareholders with a disciplined R&D and capital allocation strategy and leveraging the company’s strengths in drug discovery, clinical development and commercialization to advance medicines designed to improve the standard of care for cancer patients and help them to recover stronger and live longer; Exelixis’ strategy to expand and defend its successful CABOMETYX franchise, including continued momentum and growth for CABOMETYX in light of data from CheckMate -9ER and aggressive defense of the cabozantinib IP estate, as well as completing enrollment and reporting pivotal top-line data from CONTACT-02 in the second half of 2023 and reporting the next OS analysis from COSMIC-313 by YE 2023; the therapeutic and clinical potential of zanzalintinib, including an optimized PK profile and differentiated adverse event profile, as well as Exelixis’ clinical development plans for zanzalintinib, which will be based on Exelixis’ experience with cabozantinib and will include the initiation of additional phase 3 studies in 2023; the therapeutic and clinical potential of XB002, including differentiation across all aspects of ADC technology, potential activity beyond that of TIVDAK, a potentially improved adverse event profile versus TIVDAK and the opportunity for broad development, as well as Exelixis’ clinical development plans for XB002, including entering XB002 into full development in 2023; Exelixis’ belief that zanzalintinib will have worldwide rights with IP protection into the 2040s, and that both zanzalintinib and XB002 will be drivers of revenue growth into the 2030s; Exelixis’ strategy for capital- and time-efficient investments in its early-stage pipeline by leveraging its internal capabilities and external network, as well as continuing to supplement the pipeline with early-stage clinical assets through back-end loaded option deals that “pay for success” rather than acquisitions; the therapeutic and clinical potential for ADU-1805 to be a best-in-class mAb targeting SIRPa, including the opportunity for broad development with activity against all human alleles of SIRPa, unlike other SIRPa therapies; Exelixis’ belief that execution on its diverse pipeline will lead to the company’s next wave of wholly owned cancer drugs and generate long-term growth, with anticipation of multiple pipeline programs progressing to INDs across both biotherapeutics and small molecules; Exelixis’ list of anticipated milestones for 2023 and summary of key 2023 corporate objectives; Exelixis’ 2023 product revenue guidance for the cabozantinib franchise and 2023 R&D spend guidance for its clinical-stage and drug discovery programs; Exelixis’ Board refreshment plans in 2024 and 2025; and other statements that are not historical facts. Any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and are based upon Exelixis’ current plans, assumptions, beliefs, expectations, estimates and projections. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties, which include, without limitation: the degree of market acceptance of CABOMETYX and other Exelixis products in the indications for which they are approved and in the territories where they are approved, and Exelixis’ and its partners’ ability to obtain or maintain coverage and reimbursement for these products; the effectiveness of CABOMETYX and other Exelixis products in comparison to competing products; the level of costs associated with Exelixis’ commercialization, research and development, in-licensing or acquisition of product candidates, and other activities; Exelixis’ ability to maintain and scale adequate sales, marketing, market access and product distribution capabilities for its products or to enter into and maintain agreements with third parties to do so; the availability of data at the referenced times; the potential failure of cabozantinib, zanzalintinib and other Exelixis product candidates, both alone and in combination with other therapies, to demonstrate safety and/or efficacy in clinical testing; uncertainties inherent in the drug discovery and product development process; Exelixis’ dependence on its relationships with its collaboration partners, including their pursuit of regulatory approvals for partnered compounds in new indications, their adherence to their obligations under relevant collaboration agreements and the level of their investment in the resources necessary to complete clinical trials or successfully commercialize partnered compounds in the territories where they are approved; complexities and the unpredictability of the regulatory review and approval processes in the U.S. and elsewhere; Exelixis’ continuing compliance with applicable legal and regulatory requirements; unexpected concerns that may arise as a result of the occurrence of adverse safety events or additional data analyses of clinical trials evaluating cabozantinib and other Exelixis product candidates; Exelixis’ dependence on third-party vendors for the development, manufacture and supply of its products and product candidates; Exelixis’ ability to protect its intellectual property rights; market competition, including the potential for competitors to obtain approval for generic versions of Exelixis’ marketed products; changes in economic and business conditions, including as a result of the COVID-19 pandemic and other global events; and other factors discussed under the caption “Risk Factors” in Exelixis’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC)” on May 9, 2023, and in Exelixis’ future filings with the SEC. All forward-looking statements in this presentation are based on information available to Exelixis as of the date of this presentation, and Exelixis undertakes no obligation to update or revise any forward-looking statements contained herein, except as required by law. Important Stockholder Information Exelixis has filed a definitive proxy statement, containing a form of GOLD proxy card, with the SEC in connection with its solicitation of proxies for its 2023 Annual Meeting. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING GOLD PROXY CARD AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a copy of the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov. The Company, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2023 Annual Meeting. Information regarding the ownership of the Company’s directors and executive officers in the definitive proxy statement for its 2023 Annual Meeting, filed with the SEC on May 1, 2023, which can be found through the SEC’s website at: www.sec.gov. Changes to such ownership have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Exelixis’ Board of Directors for election at the 2023 Annual Meeting are also included in such definitive proxy statement. These documents can be obtained free of charge from the sources indicated above.

Right Plan to Drive Shareholder Value Exelixis has a Strong Track Record of Delivering Results for Shareholders Disciplined R&D and Capital Allocation Strategy, Leveraging our Strengths to Build Long-Term Value Refreshed and Qualified Board

Long-Term Strategy and Execution to Create Shareholder Value

Exelixis: Helping Patients Recover Stronger and Live Longer Cabozantinib Has Been Approved in 68 Countries Exelixis Has a History of Success, Driven by People, Values and Investments Oncology-focused biotechnology company, committed to helping cancer patients recover stronger and live longer through the discovery, development and commercialization of leading cancer therapeutics Significant co-funding support from partners / collaborators, with an estimated 60% / $450M of cabozantinib spend from 2017 – 2022 reimbursed by partners 339% TSR since CABOMETYX’s approval in April 2016 vs. 49% and 40% over the same period for the XBI and NBI, respectively (1) Exelixis Internal R&D Efforts Have Yielded Multiple Approved Products that Improve Standard of Care for Patients Product Approved Indications Partner Renal Cell Carcinoma (RCC) Hepatocellular Carcinoma Differentiated Thyroid Cancer Outside U.S. Medullary Thyroid Cancer Outside U.S. Advanced Melanoma Hypertension (Japan) MINNEBRO® Tablets Standard of care for the treatment of patients suffering from advanced RCC Development supported by commercial and clinical collaborators $1.9B in FY’22 global net product revenue Wholly owned in the United States (1) Source: FactSet as of 5/11/23.

Our Strategy: Improving the Standard of Care for Cancer Patients Drives Sustainable Value Creation for Shareholders

1 Expand and Defend Successful CABOMETYX Franchise

- **$1.9B+** in global net product revenue
- **Continue momentum as the #1 leading TKI for RCC** following practice-changing CheckMate -9ER data in 2021
- **Significant co-funding support from partners / collaborators**, with an estimated 60% / $450M of cabo spend from 2017 – 2022 reimbursed by partners
- **Aggressively defend IP estate**

2 Rapidly Advance Wholly Owned Zanzalintinib and XB002


Zanzalintinib and XB002


- **Zanzalintinib currently in two pivotal Phase 3 trials for non-clear cell RCC and CRPC;** additional Phase 3 trials to be initiated in 2023
- **Development plan informed by extensive cabozantinib experience**
- **XB002** to enter full development in 2023, **with best-in-class approach based on TIVDAK® experience**
- **Drivers of revenue growth into the 2030s**

3 Disciplined Investment in Early-Stage Pipeline for Long-Term Growth

Next-Generation Biotherapeutics and Small Molecules

- **Capital efficient investment strategy** that leverages internal capabilities and a robust external network while avoiding potentially value-destructive scale M&A
- **Back-end loaded option deals** instead of expensive and risky acquisitions **to supplement early-clinical pipeline** (Cybrexa, Sairopa)
- **Biotherapeutics platform enabled by multiple strategic collaborations**
- **In-house small molecule discovery platform based on historic strengths**

TKI = tyrosine kinase inhibitor
RCC = advanced renal cell carcinoma
CRPC = castrate-resistant prostate cancer

6

EXELIXIS®

Leveraging Our Success from Cabozantinib with Intentional and Targeted Pipeline Investments

Our Differentiated Lead Candidates Build on Extensive Target and Asset Validation



Zanzalintinib (XL092)

Phase 3 next-generation, multi-targeted TKI

- Worldwide rights with IP protection into 2040s
- Optimized PK and differentiated adverse event profile
- Development program based on cabozantinib experience



XB002

Phase 1 next-generation, TF-targeting ADC

- Validated target with FDA-approved TIVDAK®
- Differentiation across all aspects of ADC technology
- Opportunity for broad development

Building an Optimized Biotherapeutic and Small Molecule Pipeline

Biotherapeutics Focus on ADCs and Bispecifics



XB010 (5T4 ADC)

First custom ADC generated through Exelixis' collaboration network



XB014 (PD-L1 x CD47 bsAb)



Silent Fc

XB628 (PD-L1 x NKG2a bsAb)

First bispecific antibodies generated through Exelixis' collaboration network

Small Molecule Focus



XL102

Phase 1 potent, selective orally bioavailable CDK7 inhibitor

Multiple Programs Progressing to INDs

Our Clinical-Stage Option Deals Grant Opportunities to "Pay for Success"

CYBREXA THERAPEUTICS

CBX-12

Phase 1 novel, first-in-class peptide-drug conjugate

- Exclusive collaboration agreement with Cybrexa with right to acquire CBX-12
- Enhanced delivery of next-generation exatecan payload

Sairopa

ADU-1805

Phase 1 potentially best-in-class monoclonal antibody targeting SIRPα

- Exclusive development & option agreement with Sairopa
- Opportunity for broad development with activity against all human alleles of SIRPα, unlike other SIRPα therapies
- Phase 1 initiated in March 2023

7

ADC = Antiboidy-drug conjugate
bsAb = Bispecific antibody
IND = Investigational new drug application
TKI = tyrosine kinase inhibitor
PK = pharmacokinetics
TF = tissue factor

EXELIXIS®

Executing on a Diverse Pipeline to Lead Our Next Wave of Wholly Owned Cancer Drugs and Generate Long-Term Growth

Preclinical and Development-Stage

Program / Asset Name (Mechanism)	Development Status (Phase 1a / Phase 1b / Phase 2 / 3)	Rights
Cabozantinib (Multi-targeted TKI)	CONTACT-02 (mCRPC) – Complete enrollment and report pivotal top-line data in 2H'23	US: EXELIXIS OUS: IPSEN[1] Takeda[2]
	COSMIC-313 (Advanced Intermediate- or Poor-Risk 1L RCC) - Report next OS analysis by YE 2023	
Zanzalintinib (XL092; Next-gen TKI)	STELLAR-304 (non-clear cell RCC)	EXELIXIS Worldwide
	STELLAR-303 (CRC)	
XB002 (Next-gen TF-targeting ADC)	JEWEL-101 (Solid Tumors)	
XL102 (Oral CDK7 inhibitor)	QUARTZ-101 (Solid Tumors)	
CBX-12 (Peptide-drug conjugate)	Option to acquire asset pending certain P1 results (CYBREXA THERAPEUTICS)	EXELIXIS Exclusive WW Option
ADU-1805 (mAb targeting SIRPα)	Option to acquire asset pending certain P1 results (Sairopα)	
Preclinical: 4 Biotherapeutics	Ongoing Preclinical Development	EXELIXIS Worldwide

(1) Ipsen has exclusive commercialization rights to cabozantinib outside of the U.S., Canada and Japan. (2) Takeda has exclusive commercialization rights to cabozantinib in Japan.

TKI = tyrosine kinase inhibitor
TF = tissue factor
ADC = antibody-drug conjugate
CDK7 = cyclin-dependent kinase 7
SIRPα = signal-regulatory protein alpha
OS = overall survival
RCC = renal cell carcinoma
mCRPC = metastatic castrate resistant prostate cancer
CRC = colorectal cancer
mAb = monoclonal antibody

8

EXELIXIS

Anticipated Milestones for 2023

Program		Milestone
Cabozantinib	☑	Report top-line results from pivotal trial of cabozantinib + atezolizumab in RCC (CONTACT-03) in 1H 2023
	❑	Complete enrollment and report top-line results in pivotal trial of cabozantinib + atezolizumab in mCRPC (CONTACT-02) in 2H 2023
	❑	Report next overall survival analysis from phase 3 COSMIC-313 pivotal trial evaluating triplet combination of cabozantinib + nivolumab + ipilimumab versus nivolumab + ipilimumab in advanced intermediate- or poor-risk first-line RCC
Zanzalintinib	❑	Initiate multiple new phase 3 pivotal trials evaluating zanzalintinib across indications, tumor types and novel IO combinations
XB002	❑	Accelerate development of XB002 TF ADC, as a monotherapy and in combination with IO and other targeted therapies, across a wide range of tumor types, with goal of moving into full development
	❑	Initiate cohort expansion stage of phase 1 JEWEL-101 study after RD and/or MTD have been determined
	❑	Advance additional combination cohorts to identify sensitive tumor types
XL102	❑	Complete dose escalation, advance phase 1 QUARTZ-101 study into cohort expansion stage and initiate potential combination cohorts
CBX-12 (Cybrexa)	❑	Cybrexa expected to continue to advance phase 1 clinical studies of CBX-12 PDC, including dose-expansion cohorts
ADU-1805 (Sairopa)	☑	Sairopa to file IND for ADU-1805 SIRPα-targeting monoclonal antibody program in Q1 2023
DCs	❑	Advance XB010 (5T4-targeting ADC), XB014 (PD-L1 x CD47 bsAb) and XB628 (PD-L1 x NKG2A bsAb) biotherapeutic DCs through preclinical and IND-enabling studies in 2023, toward potential IND filings in 2024
Preclinical / Discovery	❑	Advance up to five new development candidates across multiple modalities / mechanisms of small molecules and biologics

RCC = renal cell carcinoma
IO = immunotherapy
TF = tissue factor
ADC = antibody-drug conjugate
RD = recommended dose
MTD = maximum-tolerated dose
mCRPC = metastatic castration-resistant prostate cancer
PDC = peptide-drug conjugate
IND = Investigational New Drug application
bsAb = bispecific antibody
NKG2A = natural killer cell receptor group 2A
DC = development candidate
SIRPα = signal-regulatory protein alpha
PD-L1 = programmed death-ligand 1
CD47 = cluster of differentiation 47

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EXELIXIS®

We Have Grown Cabozantinib into a $1.9B+ Global Annual Sales Franchise Since 2L RCC Approval in 2016


2L RCC Approval
1L RCC Monotherapy Approval
CheckMate -9ER Initiation for 1L RCC
2L HCC Approval
CheckMate -9ER Data in 1L RCC
-9ER 1L RCC Approval and Launch
'16A – '19A CAGR: 94%
'20A – '22A CAGR: 33%
$142
$9
$133
$415
$66
$349
$802
$182
$619
$1,039
$279
$760
$1,096
$15
$339
$742
$1,556
$51
$428
$1,077
$1,941
$58
$482
$1,401
2016A
2017A
2018A
2019A
2020A
2021A
2022A
Takeda (1)
IPSEN (2)
EXELIXIS

Memo: YoY Growth

2016A	2017A	2018A	2019A	2020A	2021A	2022A
N/A	*192%*	*93%*	*30%*	*5%*	*42%*	*25%*

- 55% 2016A–2022A CAGR
- CheckMate -9ER investment in 2017 led to a +89% increase in Cabo U.S. net product revenue since 2020
- Exelixis 2023E U.S. product rev. guidance of $1,575M–$1,675M (implies 12%–20% YoY growth)

Source: Exelixis Management, Public filings, EvaluatePharma and FactSet. Note: Totals may not sum due to rounding. (1) Takeda has exclusive commercialization rights to cabozantinib in Japan. (2) Ipsen has exclusive commercialization rights to cabozantinib outside of the U.S., Canada and Japan.

10
EXELIXIS

Mean = $178M Median = $131M CABOMETYX Success Relative to Biotech Oncology Launches Since 2016 Source: Exelixis Management. Numbers may not tie due to FX rate assumptions. (c) Excludes EU net product revenue (d) Excludes APAC net product revenue (a) Excludes ex-US net product revenue (b) LTM revenue as of 9/30/22

Despite ANDA Challenge, Exelixis Shareholders Have Seen Outsized Returns Since CABOMETYX's Approval in 2L RCC

Exelixis Share Price Performance In Perspective – Since CABOMETYX Approval in 2L RCC (4/25/16)



NBI is weighted by modified market cap; XBI is modified equal-weighted
Sep. 26, 2019: Announced MSN Pharma submitted an ANDA to the FDA on Aug. 16, 2019, for generic CABOMETYX® tablets
EXELIXIS
Oncology Comps(1)
XBI
NBI
$40
$35
$30
$25
$20
$15
$10
$5
$4.41
–
$19.35
+339%
+62%
+49%
+40%
Apr-16
Sep-16
Feb-17
Jul-17
Dec-17
May-18
Oct-18
Mar-19
Aug-19
Jan-20
May-20
Oct-20
Mar-21
Aug-21
Jan-22
Jun-22
Nov-22
May-23

Source: FactSet as of 5/11/23. (1) Includes select commercial-stage oncology companies with market cap between ~$1B - ~$15B (Blueprint, Deciphera, Immunocore, Immunogen, Incyte, Legend and Mirati).

12

EXELIXIS

Exelixis Has Consistently Outperformed Its Peers and the Broader Biotech Market Across Multiple Time Periods

	From	To	EXELIXIS	All 2023 Proxy Peers[(1)(3)]	Oncology Peers[(2)(3)]	XBI	NBI
			Total Shareholder Return				
Various Time Periods							
YTD	12/31/22	5/11/23	**21%**	(3%)	6%	4%	0%
From 6-Months Ago	11/11/22	5/11/23	**15%**	16%	(4%)	1%	(1%)
From 1-Yr Ago	5/11/22	5/11/23	**(2%)**	25%	46%	37%	25%
From 3-Yrs Ago	5/11/20	5/11/23	**(29%)**	11%	(35%)	(17%)	0%
From 5-Yrs Ago	5/11/18	5/11/23	**(1%)**	8%	(3%)	(6%)	26%
From 10-Yrs Ago	5/11/13	5/11/23	**299%**	176%	176%	148%	125%
Key Events							
From XBI All-Time High	2/8/21	5/11/23	**(19%)**	(31%)	(31%)	(51%)	(22%)
From ANDA Submission for Cabo	9/26/19	5/11/23	**6%**	11%	(29%)	12%	34%
From Cabo RCC Approval	4/25/16	5/11/23	**339%**	78%	80%	49%	40%
From Cabo METEOR P3 Data in RCC	9/25/15	5/11/23	**227%**	11%	40%	29%	30%

EXEL outperforms or performs in line with benchmark (green) | *EXEL underperforms relative to benchmark* (red)

Source: FactSet as of 5/11/23. (1) Includes peers disclosed in 2023 proxy statement (ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene, BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmaceuticals, Natera, Neurocrine Biosciences, NovoCure, Sarepta Therapeutics, SAGE Therapeutics, Seagen, Ultragenyx and United Therapeutics). (2) Includes select commercial-stage oncology companies with market cap between ~$1B - ~$15B (Blueprint, Deciphera, Immunocore, Immunogen, Incyte, Legend and Mirati). (3) Data points inclusive of companies that have been public as of the "From" date.

13

EXELIXIS

Our Disciplined Approach to R&D & Capital Planning

Rigorous Discipline Across All Stages of Drug Development is Fundamental to Our R&D Strategy

Exelixis Assesses Assets Through All Stages of Development to Advance Only the Programs That Meet Our High Bar

Discovery

- **Disciplined investment with <25% of R&D spend allocated to discovery**
- **Thorough evaluation** to determine if clinical development is warranted
  - High unmet need
  - Mechanistic validation & modality
  - Large market opportunity
  - Alignment with current portfolio

Early-Stage Clinical

- **Capital-efficient signal seeking studies** to determine patient populations most likely to benefit
- **Rapidly establish dose** to balance safety and efficacy
- **Early evaluation of combination regimens** necessary to improve upon the standard of care
- Assets that do not meet clinical expectations are **quickly discontinued**

Late-Stage Clinical

- Pivotal trials initiated in the most promising populations **based on proof-of-concept data (whether Ph1b or Ph2)**
- Following approval we continue to invest **in label expansion opportunities** and **move into earlier lines of therapy** (*e.g.,* cabo CheckMate -9ER)

Our rigorous process has resulted in 19 targets / assets being discontinued at early stages because they did not meet our robust scientific and technical standards

Only 2 programs currently in late-stage clinical development (cabo, zanza), both with validated scientific and commercial rationale

15

Source: Exelixis Management.

EXELIXIS®

Cabozantinib’s Development Demonstrates Our Approach to R&D, Leveraging Small, Early-Stage Trials to Enable Approval and Rapid Label Expansion History of Success in Multiple Cabozantinib Pivotal Trials Based on Small, Early-Stage Trials Exelixis-Sponsored Cabozantinib Trials Source: Exelixis Management. (1) Cometriq approved in MTC. (2) Positive study; Exelixis chose not to seek regulatory approval. (1)

Leveraging Collaborators and Partners to Efficiently and Cost-Effectively Advance a Broad Development Effort Source: Exelixis Management. (1) Includes trials sponsored by collaborations with the National Cancer Institute's Cancer Therapy Evaluation Program and the European Organization for Research and Treatment of Cancer (EORTC). Ongoing Clinical Trials Investigating Exelixis Assets 10 trials (15%) sponsored by Exelixis 58 trials (85%) sponsored by collaborators / partners with minimal spend required by Exelixis Zanzalintinib XB002 XL102 NOT Exelixis Sponsored Cabozantinib Legend Pharma Partners Investigators Other(1)

Validated target with FDA approved TIVDAK® Acquired full worldwide rights at low cost Differentiation across all aspects of the ADC (mAb, linker, payload) Potential activity beyond TIVDAK® Emerging clinical evidence of improved adverse event profile vs. TIVDAK® Differentiated Lead Clinical Candidates Build on Extensive Target and Asset Validation Zanzalintinib (Ph. 3) (MET/VEGFR/AXL/MER) Next-generation, multi-targeted TKI Discovered internally; worldwide rights with IP protection into 2040s Optimized PK profile and differentiated adverse event profile Demonstrated activity in cabozantinib refractory patients Build on cabo franchise and develop in indications cabo has shown activity XB002 (Ph. 1) (Next-gen TF-targeting ADC) TKI = tyrosine kinase inhibitor TF = tissue factor PK = pharmacokinetics ADC = antibody-drug conjugate

Zanzalintinib: Update on STELLAR-001 ccRCC Expansion Cohort Source: Internal Company Data ccRCC = clear cell renal cell carcinoma 2L = second-line ICI = immune checkpoint inhibitor ORR = objective response rate PR = partial response ccRCC 2L+ expansion cohort enrollment completed: 32 patients at 100 mg starting dose Preliminary efficacy data on-hand for full cohort of prior-ICI treated, including prior-cabo treated and cabo-naïve patients With a median follow-up of 7 months: 34% ORR for the full cohort 50% ORR for patients who were cabo-naïve 1 unconfirmed PR in the cabo-naïve population; awaiting results of confirmatory scan Emerging safety profile continues to look encouraging Advancing in multiple P3 trials to maximize commercial opportunity given impact of Inflation Reduction Act Data provide evidence for activity of zanza in a cabo-sensitive tumor type & provide additional support for leveraging cabo data to inform the zanza development program

Majority of R&D Spend is Dedicated to Advancing Zanzalintinib and Clinical-Stage Programs EXEL R&D Breakdown (2023E) Source: Exelixis Management. (1) “Other” includes non-CABOMETYX-related development expenses and research and development allocations. Majority of R&D spend is dedicated to next-gen clinical-stage programs (zanzalintinib, XB002, XL102) expected to drive mid- and long-term growth CABOMETYX development is winding down (two P3 trials remaining) as focus shifts to zanzalintinib and other pipeline 583 meetings since January 2020 and most of the investor interest is on the ANDA rather than R&D spend <25% of expected 2023 R&D spend is focused on discovery efforts Highly disciplined early-stage strategy driven by consistent and thorough evaluations of our portfolio as well as the external landscape / market opportunity A total of 19 targets / assets have been discontinued at early stages since 2018, as they did not meet our robust standards Most recently made the strategic decision to discontinue clinical-stage XL114 (P1, CBM inhibitor) Discovery CABOMETYX Dev’t Manufacturing Other (incl. Dev’t)(1) Stock-Based Comp.

Optimized Approach to Building a Sustainable Long-Term Pipeline Small Molecule Discovery Biotherapeutics Advanced primarily through risk-sharing collaborations Provides access to compelling assets / technologies for relatively low upfront economics and resource commitment Capital- and time-efficient approach to maximize probability of success and build new capabilities Builds upon historical strength in small molecule chemistry and cancer biology Broadly enabled internal capabilities and resources Internally advanced zanzalintinib, XL102 and 15 additional programs over the last 4 years Our R&D Strategy Enables Us to Focus on the Most Compelling Science Across Modalities and Platforms Option structure minimizes upfront economics prior to asset becoming de-risked Grants opportunity to only “pay for success” Scientifically driven expansion and diversification of development pipeline, i.e., calculated “extra shots-on-goal” (Potential best-in-class SIRPa mAb in Phase 1) Clinical Stage Option Deals (Novel peptide-drug conjugate in Phase 1)

Exelixis Spends Less Than Comparable Revenue-Generating Oncology Biotechs 2022 R&D Expense (% of Total Revenue) Source: Public filings and FactSet. Note: Includes commercial-stage oncology-focused companies with >$1B in annual revenue. Companies sorted alphabetically. 2018 – 2022 Cumulative R&D Spend ($B)

Refreshed and Qualified Board Committed to Value Creation and Governance Best Practices

Committed to Ongoing Board Refreshment

Declassified Board; provision for directors to be removed with or without cause (2018–2019)

Added right to call special meeting (2020)

2018	2019	2020	2021	2022	2023	*2024*	*2025*
1 Director Addition		1 Director Retirement		1 Director Addition	3 Director Additions	1 Director Addition	1 Director Addition
Maria Freire		George Scangos *(24 yr. tenure)*		Jacky Wright	Tomas Heyman	1 Director Retirement	1 Director Retirement
				1 Director Retirement	Robert Oliver		
				Charles Cohen *(25 yr. tenure)*	Dave Johnson		
					3 Director Retirements		
					Carl Feldbaum *(16 yr. tenure)*		
					Vincent Marchesi *(22 yr. tenure)*		
					Lance Willsey *(26 yr. tenure)*		

Ongoing Commitment to Board Refreshment

Exelixis' Board is exceptionally qualified, with some of the industry's best scientific, financial and commercial minds and specialized expertise in disciplines that are priority areas for the business.

The Board is committed to ongoing refreshment and has pledged to replace two directors, one in each of the next two years, with two new independent directors. By the end of 2025, we will have added six new independent directors in four years.

Our recent and ongoing refreshment underscores our commitment to upholding best-in-class corporate governance to ensure the right balance of skills and expertise to guide the Company's continued evolution and long-term strategic plan.

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EXELIXIS

Ongoing Collaboration with Key Stakeholders to Advance Our Shared Goals Extensive Shareholder Engagement Key Stakeholder Engagement Driving Value for Our Shareholders & Patients  Robust shareholder outreach program Exelixis engages with shareholders on a consistent basis to seek feedback on all areas in the business, particularly on issues of corporate governance Bi-annually we request engagement meetings with our top institutional shareholders, representing 65%+ of outstanding shares We accept 100% of engagement meetings from our top shareholders Members of Exelixis’ board and senior management involved in engagements, including: Stelios Papadopoulos (Chairman), Michael Morrissey (CEO), Chris Senner (CFO), Peter Lamb (CSO), Jeff Hessekiel (EVP, General Counsel), Susan Hubbard (EVP, IR), Andrew Peters (SVP, Strategy), Nina Ayer (VP, Corporate Legal Affairs) Uniformly positive feedback from shareholders on ESG issues Published inaugural Corporate Values & Sustainability report in 2022, highlighting our commitment to DEI and ESG initiatives and our achievements in these areas Healthcare Providers Methods: Industry conferences, forums Outcomes: Goal achievement, collaboration Patient Advocacy Methods: Conferences, sponsorships / grants Outcomes: Community inclusion, education Employees Methods: Ethics helpline, professional development Outcomes: Employee retention / engagement Local Communities Methods: Employee giving / volunteer programs Outcomes: Community support and engagement Legislators / Regulators Methods: Congressional briefings, direct lobbying Outcomes: Improve public policies; educate legislators       To confirm with Jeff / Company: Did other directors participate in the shareholder engagement? To confirm with Susan: We should include passive shareholders in this data point; how does this change our %?

Executive Compensation Program Aligned with Shareholder Interests

Key Compensation Practices

What We Do

- Emphasis on pay-for-performance
- Align compensation with stock price returns
- Meaningful stock ownership guidelines
- Performance-based bonus caps
- Recoupment (clawback) policy
- Shareholders supportive of advisory Say-on-Pay votes at last 3 AGMs (98% average vote support)

What We Don't Do

- No separate change in control agreements
- No repricing of underwater stock options
- No special perquisites to NEOs
- No hedging / margin loans for executives / directors

CEO PAY MIX



Salary 7%
Bonus 7%
RSU 43%
PSU 43%
Stock Award 86%

93%
At Risk
43%
Tied to TSR

NEO PAY MIX



Salary 12%
Bonus 9%
RSU 39.5%
PSU 39.5%
Stock Award 79%

88%
At Risk
39.5%
Tied to TSR

Long-Term Incentives	• Promotes alignment of executive decisions with Company goals and shareholder interests
	• Annual grant mix of ~50% PSUs and ~50% RSUs to provide a balance between retention and performance
	  • PSUs pay out based on TSR relative to the Nasdaq Biotechnology Index ("NBI") measured over a 3-year period
	  • **Over 40% of CEO pay is tied to Exelixis TSR performance related to the NBI**
	• Following positive top-line results for PFS endpoint in the COSMIC-313 trial, the Comp. Committee certified the threshold achievement of 2020 PSU grant #1, representing 50% of target number of shares subject to the award

Performance-Base Annual Cash Incentive	• Rewards NEOs for overall corporate performance and contributions toward critical business objectives • Deliberate corporate goal development and weighting across key business-relevant categories: • (1) Discovery, (2) business development, (3) product development, (4) commercial, and (5) finance, legal and business operations • **Maximum payout of 150% target bonus opportunity; in 2022, bonuses were paid at 100% of target**
Base Salary	• Provide an appropriate and competitive base level of current cash income for NEOs

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EXELIXIS®